Withholding Taxes Receivable (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Disclosure Of Acquired Receivables Text Block Abstract
Withholding tax receivables, net, description	During the six months ended June 30, 2022, the Company received a withholding tax refund of THB35,312,291 (approximately $1.0 million) in connection with the Company’s 2016 to 2017 withholding taxes refund applications (totaled THB56,107,574 or approximately $1.6 million). The Company wrote off approximately $0.6 million, representing the difference between the receivable recorded and amount of known refund from the Thai Revenue Department. The Company did not have any write offs during the six months ended June 30, 2021.
Allowance of withholding taxes receivable	$ 90	$ 100